UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM N-CSR
                    CERTIFIED SHAREHOLDER REPORT OF
              REGISTERED MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number    811-09174

                        Aegis Value Fund, Inc.

           (Exact name of Registrant as specified in charter)

          1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
          (Address of principal executive offices) (Zip code)

 William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA 22201
                (Name and address of agent for service)

Registrant's telephone number, including area code:  (703) 528-7788

               Date of fiscal year end:           08/31

             Date of reporting period:           02/29/08

Item 1.  Semi-Annual Report to Shareholders

================================================================================


                               AEGIS / VALUE FUND



                            -----------------------
                               SEMI-ANNUAL REPORT
                                FEBRUARY 29, 2008
                            -----------------------


================================================================================
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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                             Shareholders' Letter

                                                                 April 16, 2008

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund's semi-annual report for the six month period ended February 29, 2008.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of
205.2 percent through March 31, 2008, compared to cumulative gains of 107.3 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 64.9 percent, and the S&P 500 posted cumulative gains of
39.9 percent.*

For the six month period ended February 29, 2008, the Aegis Value Fund posted a loss of 13.0 percent, versus a loss of 14.2 percent for the Russell 2000 Value Index. The Russell 2000 Index lost 12.9 percent, while the S&P 500 Index lost
8.8 percent.

The Fund's slight outperformance of the Russell 2000 Value Index performance was favorably impacted by the Fund's higher concentration of holdings of cash and treasury bills relative to the index and its lower concentration of highly levered financial stocks, which were poor performers over the period. Relative performance was offset by the negative impacts of the Fund's significant allocations to deep-value stocks during the period. The deep-value, small-cap segments of the market exhibited declines significantly in excess of the Russell 2000 Value Index over this period, with the S&P 600 Pure Value Index declining 17.7 percent and the Russell Microcap Value Index declining 15.7 percent over this timeframe.

In January, we wrote to you with a summary of market activity in the fourth quarter of 2007. To improve our communications, we intend to continue the practice of providing

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                       Shareholders' Letter - (continued)

quarterly commentary. To the extent allowed by your broker, we will mail this commentary to you. However, if you do not receive a hardcopy of the commentary, we invite you to read it each quarter at www.aegisvaluefund.com.

In addition, following the close of the calendar year, we intend to publish a more comprehensive review of portfolio activity throughout the calendar year including major purchases and sales as well as performance "winners" and "losers" during the annual period.

Together the quarterly commentary and annual summary will take the place of what we had previously called the Semi-Annual and Annual "Advisor's Reports." We hope you like this change in approach.

Please be aware that neither the contents of www.aegisvaluefund.com nor the quarterly and year-end commentaries referred to above are a part of the SEC-mandated Semi-Annual and Annual Reports.

Of course, if at any time you have questions about your investment, or should you have any feedback on our shareholder communications, please do not hesitate to call us. Questions about our investment process or comments on our communications may be directed to our main offices at 703-528-7788, while routine account-related matters should be directed to the Fund transfer agent at 800-528-3780.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager


----------------
* Aegis Value Fund's one-year, three-year, five-year, and since inception (5/15/1998) average annual returns for the period ending March 31, 2008 are -16.2%, 3.7%, 12.7%, and 12.0% respectively. Russell 2000 Value Index one-year, three-year, five-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending March 31, 2008 are -16.9%, 4.3%, 15.5%, and 7.7%. Returns include reinvestment of all dividends and capital gains. All historical performance returns shown in this shareholders' letter for the Aegis Value Fund Inc. are pre-tax returns.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of August 31, 2007 gross expenses for the fund were 1.39%. Investors may call 1-800-528-3780 or go to the fund's website www.aegisvaluefund.com to obtain performance data current to the most recent month-end.

Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                          Disclosure of Fund Expenses
                               February 29, 2008

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2007 - February 29, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses.

                            Beginning         Ending                      Expenses Paid
                          Account Value   Account Value     Annualized    During Period
Fund                         9/1/2007       2/29/2008     Expense Ratio   9/1/07-2/29/08
------------------------ ---------------------------------------------------------------
Aegis Value Fund
  Actual ...............   $  1,000.00      $  870.30          1.42%         $  6.62
  Hypothetical .........      1,000.00       1,017.92          1.42%            7.14

----------------
(1) The actual ending account value is based on the actual total return of the Fund for the period September 1, 2007 to February 29, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2007 to February 29, 2008 was (12.97)%.

(2) Expenses are equal to the Fund's annualized expense ratio (1.42%) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period between 9/1/2007 and 2/29/2008).

Please see performance data disclosure on page 2.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

                                  [LINE CHART]

                        5/15/1998  8/31/98  8/31/99  8/31/00  8/31/01  8/31/02  8/31/03  8/31/04  8/31/05  8/31/06  8/31/07  2/29/08
Aegis Value Fund          $10,000   $8,210  $11,009  $11,960  $16,517  $17,755  $21,948  $25,597  $28,077  $30,119  $34,218  $29,780
Russell 2000 Value Index  $10,000   $7,564   $8,629   $9,811  $11,581  $10,933  $13,521  $16,157  $19,810  $22,330  $23,812  $20,424

Average Annual Total Returns (As of February 29, 2008)

                                            AVALX     Rus. 2000 Val.
                                        ----------------------------
Trailing 5 Year .......................      12.3%         15.4%
Trailing 3 Year .......................       2.5%          3.1%
Trailing 1 Year .......................     (18.9)%       (17.1)%
Since inception (May 15,1998) .........      11.8%          7.6%

----------------
See performance data disclosure on page 2.

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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of August 31, 2007 gross expenses for the Fund were 1.39%.

Industry Breakdown

                                                   % of the Fund's
                                                     Net Assets
                                                  ----------------
Common Stock .........................                   94.1%
  Consumer Discretionary .............     31.5%
  Consumer Staples ...................      1.2%
  Energy .............................     10.5%
  Financials .........................     22.9%
  Health Care ........................      0.0%
  Industrials ........................     16.1%
  Information Technology .............      4.0%
  Materials ..........................      7.6%
  Telecommunication Services .........      0.3%
Investment Companies* ................                    5.7%
Other Assets and Liabilities .........                    0.2%
                                                        -----
  Total Net Assets ...................                  100.0%
                                                        =====

----------------
*     Please refer to page 11 for further details.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                                  (Unaudited)

                                                           Shares   Market Value
                                                        ------------------------
Common Stock - 94.1%

Consumer Discretionary - 31.5%

  Auto Components - 2.9%
  Superior Industries International, Inc. .............    349,293   $ 6,063,726
                                                                     -----------
  Automobiles - 1.2%
  Coachmen Industries, Inc. ...........................    526,696     2,333,263
  National R.V. Holdings, Inc.(1)(2) ..................    719,995       122,399
                                                                     -----------
                                                                       2,455,662
                                                                     -----------
  Distributors - 3.5%
  Audiovox Corp.(1) ...................................    645,360     5,808,240
  Handleman Co.(2) ....................................  1,381,500     1,809,765
                                                                     -----------
                                                                       7,618,005
                                                                     -----------
  Hotels, Restaurants & Leisure - 1.4%
  Archon Corp.(1) .....................................     13,000       455,000
  Bowl America, Inc. ..................................      9,481       146,007
  J. Alexander's Corp. ................................    120,010       928,877
  Lodgian, Inc.(1) ....................................    158,300     1,416,785
  Luby's, Inc.(1) .....................................      8,367        76,558
                                                                     -----------
                                                                       3,023,227
                                                                     -----------
  Household Durables - 12.6%
  Bassett Furniture Industries, Inc.(2) ...............    943,818    11,080,424
  Beazer Homes USA, Inc. ..............................    448,000     3,180,800
  Comstock Homebuilding Companies, Inc.(1)(2) .........  1,120,385       862,696
  Dominion Homes, Inc.(1) .............................    226,824       138,363
  M/I Homes, Inc. .....................................    312,000     5,144,880
  Meritage Homes Corp.(1) .............................    392,900     5,948,506
  WCI Communities, Inc.(1) ............................    105,700       411,173
                                                                     -----------
                                                                      26,766,842
                                                                     -----------
  Leisure Equipment & Products - 2.4%
  Head NV .............................................  1,776,700     5,010,294
                                                                     -----------
  Media - 0.0%
  Young Broadcasting, Inc. Class A(1) .................        400           316
                                                                     -----------


See Notes to the Financial Statements.
6

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                           (Unaudited) - (continued)

                                                 Shares     Market Value
                                              --------------------------
Common Stock - Continued

Consumer Discretionary - Continued

  Multiline Retail - 3.3%
  Dillard's, Inc. ...........................    312,700     4,624,833
  Duckwall-ALCO Stores, Inc.(1) .............    143,064     2,241,813
                                                            ----------
                                                             6,866,646
                                                            ----------
  Specialty Retail - 0.7%
  Books-A-Million, Inc. .....................    146,511     1,214,576
  Pep Boys - Manny, Moe & Jack ..............     21,200       242,528
                                                            ----------
                                                             1,457,104
                                                            ----------
  Textiles, Apparel & Luxury Goods - 3.5%
  Delta Apparel, Inc. .......................    381,188     3,381,138
  Tandy Brands Accessories, Inc. ............    312,787     1,901,745
  Unifi, Inc.(1) ............................    756,900     2,149,596
                                                            ----------
                                                             7,432,479
                                                            ----------
  Total Consumer Discretionary ..............               66,694,301
                                                            ----------
Consumer Staples - 1.2%
  Food Products - 1.2%
  John B. Sanfilippo & Son, Inc.(1) .........    262,908     2,452,932
                                                            ----------
Energy - 10.5%
  Energy Equipment & Services - 1.3%
  Grey Wolf, Inc.(1) ........................    175,860     1,090,332
  Leader Energy Services Ltd.(1) ............    526,300        37,431
  Patterson-UTI Energy, Inc. ................     70,000     1,661,100
                                                            ----------
                                                             2,788,863
                                                            ----------
  Oil, Gas & Consumable Fuels - 9.2%
  Brigham Exploration Co.(1) ................    425,000     3,319,250
  Callon Petroleum Co.(1) ...................    660,600    12,181,464
  Meridian Resource Corp.(1) ................  2,483,100     3,848,805
                                                            ----------
                                                            19,349,519
                                                            ----------
  Total Energy ..............................               22,138,382
                                                            ----------


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                           (Unaudited) - (continued)

                                                                Shares     Market Value
                                                             --------------------------
Common Stock - Continued

Financials - 22.9%

  Capital Markets - 0.6%
  BKF Capital Group, Inc.(1) ...............................    331,200       687,240
  FBR Capital Markets Corp.(1) .............................     86,345       603,552
                                                                           ----------
                                                                            1,290,792
                                                                           ----------
  Commercial Banks - 0.0%
  Citizens Bancshares Corp. ................................      3,024        25,402
                                                                           ----------
  Consumer Finance - 1.6%
  Advanta Corp. Class B ....................................    432,500     3,338,900
                                                                           ----------
  Diversified Financial Services - 3.5%
  California First National Bancorp. .......................    494,983     5,197,322
  Medallion Financial Corp. ................................    218,392     2,164,265
                                                                           ----------
                                                                            7,361,587
                                                                           ----------
  Insurance - 13.7%
  Old Republic International Corp. .........................    283,700     3,892,364
  PMA Capital Corp.(1) .....................................  1,518,959    12,455,463
  Quanta Capital Holdings Ltd.(1) ..........................  2,134,736     6,254,776
  SCPIE Holdings, Inc.(1) ..................................     61,396     1,682,250
  Specialty Underwriters' Alliance, Inc.(1)(2) .............    888,462     4,460,079
                                                                           ----------
                                                                           28,744,932
                                                                           ----------
  Real Estate Investment Trusts - 2.3%
  BRT Realty Trust .........................................    266,934     3,363,368
  Friedman, Billings, Ramsey Group, Inc. Class A ...........    440,000     1,095,600
  HRPT Properties Trust ....................................     53,600       368,768
  Vestin Realty Mortgage I, Inc. ...........................     25,222       100,636
                                                                           ----------
                                                                            4,928,372
                                                                           ----------
  Thrifts & Mortgage Finance - 1.2%
  B of I Holding, Inc.(1) ..................................    305,319     1,877,712
  Beverly Hills Bancorp, Inc. ..............................     97,185       481,066
  First Federal of Northern Michigan Bancorp, Inc. .........     35,640       256,964
                                                                           ----------
                                                                            2,615,742
                                                                           ----------
  Total Financials .........................................               48,305,727
                                                                           ----------


See Notes to the Financial Statements.
8

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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                           (Unaudited) - (continued)

                                                    Shares     Market Value
                                                 --------------------------
Common Stock - Continued

Health Care - 0.0%

  Health Care Providers & Services - 0.0%
  OCA, Inc.(1)(3) ..............................    579,400             0
                                                               ----------
Industrials - 16.1%

  Aerospace/Defense - 1.8%
  Allied Defense Group, Inc.(1)(2) .............    452,351     3,370,015
  Sypris Solutions, Inc. .......................    100,363       482,746
                                                               ----------
                                                                3,852,761
                                                               ----------
  Airlines - 3.1%
  Frontier Airlines Holdings, Inc.(1) ..........    275,804       808,106
  MAIR Holdings, Inc.(1)(2) ....................  1,360,922     5,824,746
                                                               ----------
                                                                6,632,852
                                                               ----------
  Machinery - 9.3%
  Hardinge, Inc. ...............................    191,530     2,376,887
  Quipp, Inc.(2) ...............................     78,300       299,498
  Tecumseh Products Co., Class A(1) ............    438,052     9,277,942
  Tecumseh Products Co., Class B(1)(2) .........    411,321     7,374,986
                                                               ----------
                                                               19,329,313
                                                               ----------
  Marine - 1.0%
  International Shipholding Corp.(1) ...........    116,239     2,215,515
                                                               ----------
  Road & Rail - 0.8%
  Covenant Transport, Inc.(1) ..................    223,121     1,755,962
                                                               ----------
  Trading Companies & Distributors - 0.1%
  Huttig Building Products, Inc.(1) ............     90,033       268,298
                                                               ----------
  Total Industrials ............................               34,054,701
                                                               ----------
Information Technology - 4.0%
  Electronic Equipment & Instruments - 0.0%
  Sielox, Inc.(1) ..............................    191,783        52,740
                                                               ----------
  IT Services - 0.1%
  Technology Solutions Co.(1) ..................     41,429       108,130
                                                               ----------


                                          See Notes to the Financial Statements.
                                                                               9

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AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                           (Unaudited) - (continued)

                                                      Shares     Market Value
                                                   ------------ -------------
Common Stock - Continued
Information Technology - Continued
  Semiconductors & Semiconductor Equipment - 3.9%
  ChipMOS TECHNOLOGIES Bermuda LTD.(1) ...........    612,600      2,082,840
  Credence Systems Corp.(1) ......................    695,319        987,353
  Spansion, Inc.(1) ..............................  1,890,000      5,197,500
                                                                 -----------
                                                                   8,267,693
                                                                 -----------
  Total Information Technology ...................                 8,428,563
                                                                 -----------
Materials - 7.6%
  Chemicals - 4.7%
  American Pacific Corp.(1)(2) ...................    615,992      9,923,630
                                                                 -----------
  Containers & Packaging - 1.1%
  Mod-Pac Corp.(1)(2) ............................    159,725        988,698
  Peak International Ltd.(1)(2) ..................    881,401      1,348,544
                                                                 -----------
                                                                   2,337,242
                                                                 -----------
  Metals & Mining - 1.5%
  Amerigo Resources Ltd. .........................    447,000      1,062,718
  Horsehead Holding Corp.(1) .....................    136,017      2,135,467
  Yamana Gold, Inc. ..............................      3,289         59,169
                                                                 -----------
                                                                   3,257,354
                                                                 -----------
  Paper & Forest Products - 0.3%
  Canfor Corp.(1) ................................     70,100        569,774
                                                                 -----------
  Total Materials ................................                16,088,000
                                                                 -----------
Telecommunication Services - 0.3%
  Diversified Telecommunication - 0.3%
  IDT Corp. ......................................     10,000         58,500
  IDT Corp. Class B ..............................     86,000        503,960
  Integrated Telecom Express, Inc.(1)(3) .........    308,300          3,083
                                                                 -----------
                                                                     565,543
                                                                 -----------

Total Common Stock
  (Cost $250,185,121).............................               198,728,149
                                                                 -----------


See Notes to the Financial Statements.
10

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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                       Schedule of Portfolio Investments
                               February 29, 2008
                           (Unaudited) - (continued)

                                                        Shares     Market Value
                                                    ----------------------------
Investment Companies - 5.7%
  Canfor Pulp Income Fund .........................      77,349         691,563
  Federated Prime Obligations Fund, 3.55% .........  11,321,377      11,321,377
                                                                   ------------
Total Investment Companies
  (Cost $11,632,759)...............................                  12,012,940
                                                                   ------------
Total Investments - 99.8%
  (Cost $261,817,880)..............................                 210,741,089
Other Assets and Liabilities - 0.2% ...............                     446,708
                                                                   ------------
Net Assets - 100.0% ...............................                $211,187,797
                                                                   ============

----------------
(1)   Non-income producing securities

(2) Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.

(3) Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors



                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                      Statement of Assets and Liabilities
                               February 29, 2008
                                  (Unaudited)

Assets
  Investments in unaffiliated companies/securities at market value (cost $195,486,635)....  $ 163,275,609
  Investments in affiliated companies*/securities at market value (cost $66,331,245)......     47,465,480
                                                                                            -------------
  Total investment securities at market value (cost $261,817,880).........................    210,741,089
  Cash ...................................................................................            135
  Receivable for fund shares sold ........................................................          6,600
  Receivable for investment securities sold ..............................................      1,873,477
  Interest and dividends receivable ......................................................        328,373
  Prepaid assets .........................................................................         26,307
                                                                                            -------------
    Total assets .........................................................................    212,975,981
                                                                                            -------------
Liabilities
  Payable for investment securities purchased ............................................      1,353,758
  Payable for fund shares redeemed .......................................................        107,075
  Payable to Investment Advisor ..........................................................        210,775
  Other payables .........................................................................        116,576
                                                                                            -------------
    Total liabilities ....................................................................      1,788,184
                                                                                            -------------
Net Assets ...............................................................................  $ 211,187,797
                                                                                            =============
Net Assets consist of:
  Paid-in capital ........................................................................  $ 252,581,220
  Distributions in excess of net investment income .......................................       (262,394)
  Accumulated net realized gain ..........................................................      9,945,762
  Net unrealized depreciation ............................................................    (51,076,791)
                                                                                            -------------
Net Assets ...............................................................................  $ 211,187,797
                                                                                            =============
Capital Shares
  Authorized (Par value $0.001 per share).................................................    100,000,000
                                                                                            =============
  Outstanding ............................................................................     18,038,663
                                                                                            =============
Net asset value per share ................................................................  $       11.71
                                                                                            =============

----------------
*  Please refer to Note 6 for additional details.


See Notes to the Financial Statements.
12

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                            Statement of Operations
                  For the Six Months Ended February 29, 2008
                                  (Unaudited)

Investment Income
  Dividends from unaffiliated companies* .................................  $     898,421
  Dividends from affiliated companies ....................................        377,219
  Interest income ........................................................        435,754
                                                                            -------------
    Total investment income ..............................................      1,711,394
                                                                            -------------
Expenses
  Investment advisory fees ...............................................      1,635,783
  Fund servicing fees ....................................................        136,315
  Printing and postage fees ..............................................         35,711
  Legal fees .............................................................         31,245
  Transfer agent & custody fees ..........................................         29,797
  Registration fees ......................................................         23,124
  Director fees ..........................................................         21,663
  Insurance fees .........................................................         11,017
  Audit fees .............................................................         10,596
  Miscellaneous fees .....................................................          4,155
                                                                            -------------
    Net expenses .........................................................      1,939,406
                                                                            -------------
  Net investment income ..................................................       (228,012)
                                                                            -------------
Realized and unrealized gain/(loss) on investments
Net realized gain on investments - unaffiliated companies ................     12,015,291
Net realized gain on investments - affiliated companies ..................        370,873
Change in unrealized depreciation of investments - unaffiliated companies     (40,480,431)
Change in unrealized depreciation of investments - affiliated companies ..    (10,323,806)
                                                                            -------------
Net realized and unrealized loss on investments ..........................    (38,418,073)
                                                                            -------------
Net decrease in net assets resulting from operations .....................  $ (38,646,085)
                                                                            =============

----------------
*  Net of foreign tax withholding of $19,044.


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets
                             For the Periods Ended
                                  (Unaudited)

                                                                Six Months Ended     Year Ended
                                                               February 29, 2008   August 31, 2007
                                                              ------------------------------------
Increase/(decrease) in net assets from operations
  Net investment income .....................................   $     (228,012)    $    3,307,986
  Net realized gain from investment .........................       12,386,164         25,609,834
  Change in unrealized appreciation/(depreciation) ..........      (50,804,237)        20,971,388
                                                                ---------------------------------
  Net increase/(decrease) in net assets resulting from
    operations ..............................................      (38,646,085)        49,889,208
                                                                ---------------------------------
Distributions
  Net investment income .....................................       (2,390,647)        (2,700,146)
  Net realized capital gains ................................      (16,834,298)      (104,913,848)
                                                                ---------------------------------
    Total distributions to shareholders .....................      (19,224,945)      (107,613,994)
                                                                ---------------------------------
Capital share transactions*
  Subscriptions .............................................       13,079,978         78,894,823
  Distributions reinvested ..................................       18,417,352        100,860,238
  Redemptions ...............................................     (114,720,407)      (163,582,559)
                                                                ---------------------------------
    Total capital share transactions ........................      (83,223,077)        16,172,502
                                                                ---------------------------------
Net (decrease) in net assets ................................     (141,094,107)       (41,552,284)
Net assets at beginning of period ...........................      352,281,904        393,834,188
                                                                ---------------------------------
Net assets at end of period .................................   $  211,187,797     $  352,281,904
                                                                =================================
Undistributed net investment income/(loss) at end of period..   $     (262,394)    $    2,356,265
                                                                =================================
* Share information
  Subscriptions .............................................          961,834          5,044,683
  Distributions reinvested ..................................        1,468,688          7,148,139
  Redemptions ...............................................       (8,629,965)       (10,182,813)
                                                                ---------------------------------
    Net increase/(decrease) in shares .......................       (6,199,443)         2,010,009
                                                                =================================


See Notes to the Financial Statements.
14

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                             Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

                                       Six Months
                                         Ended                       For the Years Ended August 31st
                                      February 29,    -------------------------------------------------------------
                                          2008            2007        2006        2005         2004         2003
                                  ---------------------------------------------------------------------------------
                                      (unaudited)
Per share data:
Net asset value - beginning of
 period .........................    $    14.53        $ 17.72     $ 18.37     $ 17.56       $ 15.44     $ 12.99
                                     ---------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income/
   (loss) .......................          0.01           0.16        0.19        0.08         (0.06)       0.04
 Net realized and unrealized
   gains/(losses) on
   investments ..................         (1.83)          2.09        1.02        1.60          2.59        2.92
                                     ---------------------------------------------------------------------------
   Total from investment
    operations ..................         (1.82)          2.25        1.21        1.68          2.53        2.96
                                     ---------------------------------------------------------------------------
Less distributions to
 shareholders from:
 Net investment income ..........         (0.12)         (0.14)      (0.19)       0.00         (0.01)      (0.02)
 Net realized capital gains .....         (0.88)         (5.30)      (1.67)      (0.87)        (0.40)      (0.49)
                                     ---------------------------------------------------------------------------
   Total distributions ..........         (1.00)         (5.44)      (1.86)      (0.87)        (0.41)      (0.51)
                                     ---------------------------------------------------------------------------
Net asset value - end of
 period .........................    $    11.71        $ 14.53     $ 17.72     $ 18.37       $ 17.56     $ 15.44
                                     ===========================================================================
Total investment return .........        (12.97)%(2)     13.61%       7.27%       9.70%        16.60%      23.70%
Ratios (to average net
 assets)/supplemental data:
Expenses after reimbursement/
 recapture and fees paid
 indirectly(1) ..................          1.42%(3)       1.38%       1.41%       1.41%         1.50%       1.50%
Expenses before
 reimbursement/recapture and
 fees paid directly .............          1.42%(3)       1.38%       1.42%       1.41%         1.51%       1.56%
Net investment income/(loss).....         (0.17)%(3)      0.83%       0.83%       0.39%        (0.34)%      0.31%
Portfolio turnover ..............            16%(2)         56%         18%         29%           27%         15%
Net assets at end of period
 (000's) ........................    $  211,188       $352,282    $393,834    $675,897      $702,237    $294,199

----------------
(1) Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.42% in 2008, 1.38% in 2007, 1.42% in 2006, 1.42% in
      2005, 1.50% in 2004 and 1.51% in 2003.

(2)   Not Annualized.

(3)   Annualized.


                                          See Notes to the Financial Statements.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                          Notes to Financial Statements
                                February 29, 2008

1. The Organization

Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund's principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company's book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market's official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income and excise taxes. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                   Notes to Financial Statements - (continued)
                                February 29, 2008

2. Summary of Significant Accounting Policies - (continued)

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Divided income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the "Agreement") with Aegis Financial Corporation, (the "Advisor") that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets. The Agreement shall remain in force through December 31, 2008. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the semi-annual period ended February 29, 2008, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of February 29, 2008.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                   Notes to Financial Statements - (continued)
                                February 29, 2008

3. Advisory Fees and Other Transactions with Affiliates - (continued)

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $40,437,362 and $100,968,419, respectively, for the semi-annual period ended February 29, 2008.

5. Distributions to Shareholders and Tax Components of Net Assets

At February 29, 2008, gross unrealized appreciation and depreciation of investments, based on cost of federal income tax purposes were as follows:

Cost of investments ...........................................   $ 262,188,812
                                                                  =============
Gross unrealized appreciation .................................   $  26,892,928
Gross unrealized depreciation .................................   $ (78,340,651)
                                                                  -------------
   Net unrealized depreciation ................................   $ (51,447,723)
                                                                  =============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the tax years ended August 31, 2007 and 2006 were as follows:

                                                   2007                 2006
                                               ---------------------------------
Distribution paid from:
  Ordinary income ..........................   $ 20,610,105         $  7,737,542
  Long-term capital gains ..................     87,003,889           43,661,847
                                               ---------------------------------
     Total distributions ...................   $107,613,994         $ 51,399,389
                                               =================================

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                   Notes to Financial Statements - (continued)
                                February 29, 2008

5. Distributions to Shareholders and Tax Components of Net Assets - (continued)

For the tax year ended August 31, 2007, the components of net assets on a tax basis were as follows:

Undistributed ordinary income .................................    $  9,901,609
Undistributed long-term gains .................................       7,715,430
                                                                   ============
Tax accumulated earnings ......................................      17,617,039
Unrealized depreciation on investments ........................      (1,139,432)
                                                                   ------------
    Total accumulated earnings ................................    $ 16,477,607
                                                                   ============

Primarily as a result of the deduction of equalization debits for tax purposes, on August 31, 2007, accumulated net realized gain was decreased by $3,995,097, undistributed net investment income was decreased by $208, and additional paid-in capital was increased by $3,995,305. This reclassification had no effect on the net assets of the Fund.

Effective February 29, 2008, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes", a clarification of FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                   Notes to Financial Statements - (continued)
                                February 29, 2008

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at period-end are noted in the Fund's schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

                                                 Value                                           Dividends
                                               Beginning                          Sales           Credited        Value End
                                               of Period        Purchases        Proceeds         to Income       of Period
                                             --------------------------------------------------------------------------------
Allied Defense Group, Inc................... $  1,658,930     $    583,909     $          0     $          0     $  3,370,015
American Pacific Corp.......................   10,352,693                0          817,491                0        9,923,630
Audiovox Corp.* ............................   11,026,767          105,522        5,071,684                0        5,808,240
Bassett Furniture Industries, Inc...........    7,230,179        3,275,361                0          369,389       11,080,424
California First National Bancorp.* ........    7,736,295                0          989,200          127,760        5,197,322
Comstock Homebuilding
  Companies, Inc............................    2,845,778                0                0                0          862,696
Dominion Homes, Inc.* ......................    1,667,704                0          698,713                0          138,363
Handleman Co................................    5,001,030                0                0                0        1,809,765
MAIR Holdings, Inc..........................    7,640,918          774,930                0                0        5,824,746
Mod-Pac Corp................................    1,570,097                0                0                0          988,698
National R.V. Holdings, Inc.................      575,996                0                0                0          122,399
Peak International Ltd......................    2,177,060                0                0                0        1,348,544
PMA Capital Corp.* .........................   23,120,185                0        7,009,714                0       12,455,463
Quipp, Inc..................................      352,350                0                0            7,830          299,498
Specialty Underwriters' Alliance, Inc.......    5,967,806          327,718                0                0        4,460,079
Tecumseh Products Co., Class A** ...........   17,696,446                0       13,531,062                0        9,277,942
Tecumseh Products Co., Class B .............    6,173,928                0                0                0        7,374,986
                                             --------------------------------------------------------------------------------
Total ...................................... $112,794,162     $  5,067,440     $ 28,117,864     $    504,979     $ 80,342,810
                                             ================================================================================

------------------
*     No longer affiliated as of February 29, 2008.

** Class A shares no longer reflect affiliated status as of February 29, 2008. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products remains an affiliated company of Aegis Value Fund.

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                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                   Notes to Financial Statements - (continued)
                                February 29, 2008

7. Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                               Other Information
                                  (Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund's semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC's website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available upon request, without charge, by calling 800-528-3780. The Fund's proxy voting policies and procedures and voting record are also available on the Commission's website at http://www.sec.gov.

Basis for the Boards' Approval of the Agreements:

At a meeting held on February 29, 2008, the Board considered and approved the advisory agreement between the Fund and AFC (the "Advisory Agreement"). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the "Section 15(c) Information").

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved. In approving the Agreement, the Board, including the Independent Directors, considered and made the following conclusions with respect to the following relevant factors.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                        Other Information - (continued)
                                  (Unaudited)

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed the scope of services provided by AFC. The Board concluded that it continues to be satisfied with the quality and value of the investment advisory services provided to the Fund. The Board concluded that it continues to have confidence in the management style and discipline followed by AFC.

The Board considered the nature and quality of services provided by or overseen by AFC on behalf of the Fund. The Board evaluated the compliance procedures of AFC, including its trade allocation procedures, and the internal control systems of AFC. The Board also considered AFC's resources, including its in-house research capabilities, and future plans for the Fund. On the basis of these factors, the Board determined that the nature and quality of the services provided by or overseen by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund and concluded that the range and quality of services provided by AFC to the Fund were appropriate and were expected to continue under the Agreement.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC, some of which was derived from information made available publicly by Morningstar, Inc. (an independent research service), and some of which was derived from information provided by the Fund's administrator, regarding the performance of the Fund for recent quarterly, one-, three- and five-year periods ended December 31, 2007, as applicable, and a comparison of the Fund's performance to that of other funds registered under the 1940 Act. The Board noted that AFC subscribes to Morningstar's online service, but does not pay for any particular research information. The Board also received updated Fund performance information through January 31, 2008, provided by AFC prior to, and at, their February 29, 2008 meeting.

The Board noted that during the most recent calendar year, the Fund returned -8.20%, while its index benchmark, the Russell 2000 Value Index, returned -9.78% during 2007. For the three-year period ended December 31, 2007, the Fund returned a 3.94% average annual total return, versus 5.27% for the Russell 2000 Value Index. For the five-year period, the Fund returned 11.59% average annual total return versus 15.80% for the index. From inception on May 15, 1998 through December 31, 2007, the Fund has returned an average annual total return of 12.52% versus 8.62% for the index.

In addition, the Board noted that the performance disparity in recent years against the closest benchmark index is primarily attributable to a cautious outlook toward the markets, as evidenced by significant cash holdings in the Fund. The Board noted that AFC places an emphasis on capital preservation in the Fund portfolio, and has typically invested in a conservative posture when there are relatively high valuations in

--------------------------------------------------------------------------------
AEGIS / VALUE FUND
--------------------------------------------------------------------------------

                        Other Information - (continued)
                                  (Unaudited)

the stock market. The Board noted that this conservatism may often cause the Fund to underperform during periods of strong market appreciation. The Board concluded that the Fund's performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC's profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Adviser, and (ii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund's public performance record may at times attract inquiries regarding AFC's advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the advisory agreement.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund's asset levels. The Board considered economies of scale and whether existing fees might require adjustment. During calendar 2007, assets of the Fund declined from approximately $383.6 million to approximately $247.8 million. The Board considered that AFC did not realize any material economies of scale during 2007, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund's total annual expense ratio was comparable to the average expense ratio of the Fund's peers included in the statistical information prepared by AFC, some of which was derived from information made available publicly by Morningstar, Inc. and some of which was derived from information provided by the Fund's administrator.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund's overall expense ratios and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to similarly-situated funds offering similar services. In evaluating the Fund's advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Fund against the fees paid to AFC by its other non-investment company, advisory clients because of the significant differences between the contractual and regulatory requirements applicable to the Fund and the other clients.

--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT
                                                               FEBRUARY 29, 2008
--------------------------------------------------------------------------------

                        Other Information - (continued)
                                  (Unaudited)

The Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2007. Other Fund expenses were 0.18%, for a total expense ratio of 1.38%. Currently, the Fund's expense ratio is well below its expense limitation of 1.50%. The Board also noted that according to a search of small value funds on Morningstar.com, the average total expense ratio of the 459 small value equity funds currently tracked by Morningstar is 1.51%, with the average size of the funds being $536 million. Morningstar rates 188 no-load funds in its small value category, and those funds had an average expense ratio of 1.18%. Of the no-load small value funds in the category, 136 funds had total expense ratios less than or equal to 1.38%.

The Board concluded that the Fund's advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund's overall expense ratio was reasonable in light of the expense ratios of other similarly situated funds.

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================================================================================

                              AEGIS / VALUE FUND6

                           c/o UMB Fund Services, Inc.
                                  P.O. Box 2175
                         Milwaukee, Wisconsin 53201-2175
                              Phone: (800) 528-3780
                             www.aegisvaluefund.com

                               Board of Directors
                                 Scott L. Barbee
                                William S. Berno
                                David A. Giannini
                                 Eskander Matta
                                 V. Scott Soler

                                    Officers
              William S. Berno, President/Chief Compliance Officer
                      Scott L. Barbee, Treasurer/Secretary

                               Investment Advisor
                           Aegis Financial Corporation
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201

                                    Custodian
                                 UMB Bank, n.a.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                              Independent Auditors
                        Briggs, Bunting & Dougherty, LLP
                        Two Penn Center Plaza, Suite 820
                      Philadelphia, Pennsylvania 19102-1732

                                     Counsel
                              Seward & Kissel, LLP
                         1200 G Street, N.W., Suite 350
                             Washington, D.C. 20005

================================================================================
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Item 2.         Code of Ethics

        Not applicable to semi-annual reports.

Item 3.          Audit Committee Financial Expert

        Not applicable to semi-annual reports.

Item 4.         Principal Accountant Fees and Services

        Not applicable to semi-annual reports.

Item 5.         Audit Committee of Listed Registrants

        Not applicable.

Item 6.         Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

Item 8.         Portfolio Managers of Closed-End Management Investment
Companies

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

        Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

        Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant s principal executive officer and principal financial officer have concluded that the registrant s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the first fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant s internal control over financial reporting.

Item 12.  Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

        Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of
Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350)-- filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By:    /s/ William S. Berno
       William S. Berno, President

Date:  May 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ William S. Berno
       William S. Berno, President

Date:  May 5, 2008


By:    /s/ Scott L. Barbee
       Scott L. Barbee, Treasurer

Date:  May 5, 2008